UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                 -----------------------------------------------

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 Date of report
               (Date of earliest event reported): November 8, 2001

                           OCWEN FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



       Florida                      0-21341                     65-0039856
   (State or other                (Commission                (I.R.S. Employer
     jurisdiction                 File Number)               Identification No.)
   of incorporation)



                              The Forum, Suite 1000
         1675 Palm Beach Lakes Boulevard, West Palm Beach, Florida 33401
                (Address of principal executive office)          (Zip Code)


       Registrant's telephone number, including area code: (561) 682-8000



                                       N/A
          (Former name or former address, if changed since last report)


                                  Page 1 of 10
                             Exhibit Index on Page 4
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Item 5.  Other Events


The news release of the Registrant dated November 8, 2001 announcing its third quarter 2001 results is attached hereto and filed herewith as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)-(b)  Not applicable.

(c)      Exhibits

         The following exhibits are filed as part of this report:

         99.1  Text of a press release by the Registrant dated November 8, 2001.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                            OCWEN FINANCIAL CORPORATION
                                            (Registrant)


                                            By: /s/ MARK S. ZEIDMAN
                                               ---------------------------------
                                               Mark S. Zeidman
                                               Senior Vice President and
                                               Chief Financial Officer



Date:   November 8, 2001


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

INDEX TO EXHIBIT



Exhibit No.       Description                                               Page
-----------       -----------                                               ----
  99.1            News release of Ocwen Financial Corporation  dated           5
                  November 8, 2001, announcing its 2001 third quarter results and certain other information.





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